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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 10, 2002
                        (Date of earliest event reported)




                           VERIZON COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)




              Delaware                               1-8606                                23-2259884
    (State or other jurisdiction of          (Commission File Number)         (I.R.S. Employer Identification No.)
            incorporation)


   1095 Avenue of the Americas,
   New York, New York                                                                        10036
   (Address of principal executive offices)                                                (Zip Code)


       Registrant's telephone number, including area code: (212) 395-2121



                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         99     Legal opinion issued in connection with the Verizon
                Communications Direct Invest direct stock purchase and share ownership plan.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           Verizon Communications Inc.
                                     ----------------------------------------
                                                  (Registrant)

Date:   April 10, 2002                         /s/ Marianne Drost
      ------------------             ----------------------------------------
                                     Marianne Drost
                                     Senior Vice President, Deputy General
                                     Counsel and Corporate Secretary


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                                  EXHIBIT INDEX

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
EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
99       Legal opinion issued in connection with the Verizon Communications
         Direct Invest direct stock purchase and share ownership plan.